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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) December 15, 1998

                       American Express Master Trust
                        (Issuer  in  respect  of the
6.60%  Class A Accounts Receivable Trust Certificates, Series 1992-2,
5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1,
7.60%  Class A Accounts Receivable Trust Certificates, Series 1994-2,
7.85%  Class A Accounts Receivable Trust Certificates, Series 1994-3,
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and 5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)

            American Express Receivables Financing Corporation
                Co-Originator of the Trust and a Transferor
                -------------------------------------------
          (Exact name of registrant as specified in its charter)

                                 33-47812
                                 33-49106
                                 33-67502
                                 33-81634
                                 333-51045
           Delaware              000-21424                  13-3632012
           --------              ---------                  ----------
(State or other jurisdiction    (Commission               (IRS Employer
    of incorporation)           File Numbers)           Identification No.)

200 Vesey Street, New York, New York                          10285
------------------------------------                          -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code       (212) 640-3975


                      American Express Centurion Bank
                Co-Originator of the Trust and a Transferor
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)

         Utah                    000-21424-01               11-2869526
         ----                    ------------               ----------
(State or other jurisdiction     (Commission              (IRS Employer
   of incorporation)             File Numbers)          Identification No.)

6985 Union Park Center, Midvale, Utah                        84047
-------------------------------------                        -----
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code      (801) 565-5000

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Item 5.  Other Events

        Information   concerning  the  American  Express  Master  Trust  is
contained in the Monthly Servicer's Certificate dated December 8, 1998 for the Distribution Date occurring on December 15, 1998 and the preceding Due Period from October 28 through November 27, 1998 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on December 15, 1998, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2
and 1998-1 occurring on December 15, 1998, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                            Description
-----------                            -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on December 15, 1998.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on
                 December 15, 1998.

Exhibit 99.1 Monthly Servicer's Certificate dated December 8, 1998 for the Distribution Date occurring on December 15, 1998 and the preceding Due Period from October 28 through November 27, 1998 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

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                                 SIGNATURE
                                 ---------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  December 15, 1998


                           AMERICAN EXPRESS MASTER TRUST


                           AMERICAN EXPRESS RECEIVABLES
                           FINANCING CORPORATION,
                           Transferor


                           By:      /s/ Leslie R. Scharfstein
                                    ________________________
                           Name:    Leslie R. Scharfstein
                           Title:   Vice President





                           AMERICAN EXPRESS CENTURION
                           BANK,
                           Transferor


                           By:      /s/ Rhonda Halpern
                                    ________________________
                           Name:    Rhonda Halpern
                           Title:   Chief Financial Officer and Treasurer

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                               EXHIBIT INDEX
                               -------------


Designation     Description                                             Page
-----------     -----------                                             ----

Exhibit 20.1   Payment Date Statements relating to interest                5
               distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on December 15, 1998.

Exhibit 20.2   Payment Date Statements relating to interest               12
               distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1,
               1996-2 and 1998-1 occurring on December 15, 1998.

Exhibit 99.1   Monthly Servicer's Certificate dated December 8, 1998      27
               for the Distribution Date occurring on December 15, 1998 and the preceding Due Period from October 28 through November 27, 1998 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.